                                                                   EXHIBIT 10.50

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

This Second Amendment to Loan and Security Agreement is made as of June 24, 1996 ("Amendment") to supplement and amend that certain Loan and Security Agreement dated as of August 7, 1995 and all documents related thereto, as amended by that First Amendment to Loan and Security Agreement dated as of February 12, 1996 (collectively, the "Loan Agreement") between HELLER FINANCIAL, INC., a Delaware corporation ("Lender") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"). Any capitalized terms used herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement. Where a textual passage is amended in part only, new language may be shown double
                                                                   ======
underlined, deleted language may be shown in *strikeout*, and ... (an ellipsis)
==========
may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Loan Agreement, and are not part of the Loan Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

   A. Pursuant to the Loan Agreement, Lender has made to Borrower various Advances;

   B. Borrower desires to increase the available facility under the Loan Agreement to $21,000,000 (the "Increased Facility"), with availability to be shared between the Loan Agreement and that Purchase and Sale Agreement dated as of August 7, 1995 by and between Lender and Borrower, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 12, 1996, and as further amended from time to time (collectively, "Sale Agreement"). Lender is willing to comply with Borrower's request, subject to the terms and conditions set forth below.

   NOW, THEREFORE, it is hereby agreed as follows:

   1.  AMENDED DEFINITIONS; ADDITIONAL DEFINITIONS.
       -------------------------------------------

       1.1  New definitions, Lockbox Coverage and Lockbox Coverage Covenant,
                             ----------------     -------------------------
   shall be added as follows:

           "Lockbox Coverage shall have the meaning set forth in Exhibit O --
            ----------------
       Lockbox Compliance Certificate."

           "Lockbox Coverage Covenant:  a requirement that the Lockbox Coverage,
            -------------------------
       as set forth in the most recently due Lockbox Compliance Certificate, expressed as a percentage, be equal to or greater than seventy percent (70%)."

       1.2  The definition of Facility Rate shall be amended to read as follows:
                              -------------

           "Facility Rate: with respect to each Advance made prior to June 24,
            -------------                               ======================
       1996, a fixed per annum interest rate equal to the sum of (i) 3.25%; and
       ====
       (ii) the weekly average U.S. Treasury Constant Maturities for a Treasury Note having approximately an equal term as the weighted average term of the Contracts subject to the applicable Advance, as reported by the Federal Release for the calendar week in which funding of an Advance takes place; with respect to each Advance made on or after June 24, 1996,
                  ==============================================================
       a fixed per annum interest rate equal to the sum of (i) 2.75%; and (ii)
       =======================================================================
       the weekly average U.S. Treasury Constant Maturities for a Treasury Note
       ========================================================================
       having approximately an equal term as the weighted average term of the
       ======================================================================
       Contracts subject to the applicable Advance, as reported by the Federal
       =======================================================================
       Release for the calendar week in which funding of an Advance takes
       ==================================================================
       place."
       =====

   2.  AMOUNT.  Section 2.2.1 shall be amended to read as follows:
       ------

       "2.2.1  Amount. The Facility is a term loan in the maximum amount
               ------                                     =======
    outstanding at any one time of up to *Seven Million Five Hundred Thousand
    ===========================
    Dollars ($7,500,000)* Twenty One Million Dollars ($21,000,000) less any
                          ========================================
    amounts outstanding under the Sale Agreement, which, subject to the provisions of subsection 2.2.2 and Section 2.4 shall be made available to Borrower by Lender."

   3.  CONDITIONS TO CLOSING.  Section 4.2.4 shall be amended to read as
       ---------------------
follows:

        "4.2.4  Additional Conditions.  Borrower shall have re-satisfied the
                ---------------------
    conditions set forth in Sections 4.1.5 (Performance; No Default), 4.1.6 (Approval of Loan Documents and Security Interests), and 4.1.7 (Material Adverse Change) hereof with respect to the requested Advance(s), and shall then be in compliance with the Lockbox Compliance Ratio Covenant and Lockbox
                                                                     ===========
    Coverage Covenant and shall continue to be in compliance with such Lockbox
    =================
    Compliance Ratio Covenant and Lockbox Coverage Covenant upon the funding of
                              =============================
    the requested Advance."

   4.  FINANCIAL STATEMENTS AND OTHER REPORTS.  Subsection 6.4(iii) shall be
       --------------------------------------
amended to read as follows:

       "(iii) 30 days after the end of each quarter, (I) a true and correct copy of the Lockbox statements for the preceding quarter, (II) the completed Lockbox Compliance Certificate for the preceding quarter, in the form attached hereto as Exhibit O, (III) computer diskettes/tapes containing all backup data regarding Facility Contracts and Facility Equipment, in format acceptable to Lender; *and* (IV) reports setting forth leasing, remarketing activities and insurance settlements with respect to all Facility Equipment,
                                                                               =
    and (V) a certificate verifying Borrower's compliance with all covenants
    ========================================================================
    contained in that certain Purchase Agreement dated as of May 30, 1996 by and
    ============================================================================
    among Borrower, Primus Capital Fund III Limited Partnership and PNC Venture
    ===========================================================================
    Corp., as amended from time to time;"
    ===================================

and Subsection 6.4(v) shall be amended to read as follows:

       "(v) 30 days after the end of each month: reports setting forth (I) any change in the identity or location of all Facility Equipment and (II)*all cash applications pertaining to the Facility Contracts, and (III) amounts received and receivable due under each Facility Contract, including the amounts overdue and the period for which such amounts are overdue* a
                                                                       =
    delinquency report in the form attached hereto as Exhibit P"
    ===========================================================

   5.  ADDITIONAL NEGATIVE COVENANT.  The following shall be added as an
       ----------------------------
additional negative covenant to Article VII:

       "7.8  Delinquency Covenant.  For two consecutive reporting periods, allow
        ===  ===================================================================
    Facility Contract 90-day Delinquency to be greater than seven percent (7%)
    ==========================================================================
    of the Aggregate Portfolio Outstandings, nor allow Facility Contract Total
    ==========================================================================
    Delinquency to be greater than eighteen percent (18%) of the Aggregate
    ======================================================================
    Portfolio Outstandings.  All terms in this subsection not otherwise defined
    ===========================================================================
    shall have the meanings set forth in Exhibit P (Form of Monthly Delinquency
    ===========================================================================
    Report)."
    =======

   6.  ADDITIONAL/AMENDED BORROWER EVENTS OF DEFAULT.  The following changes
       ---------------------------------------------
shall be made to Borrower Events of Default under Sections 8.1(h) and (i)
                 --------------------------
thereunder:

       "(h)  commencing with the fourth calendar quarter of 1996, if Borrower
             ===================================================
    shall have failed to comply with the Lockbox Compliance Ratio Covenant and/or the Lockbox Coverage Covenant for two or more consecutive reporting
    ==========================================================================
    periods and such failure is not cured within sixty (60) days' notice from
    =======
    Lender to Borrower; and
                      =====

       (i) if Paul Gass or John Colton sell or transfer more than fifty percent
       === ====================================================================
    (50%) of their respective ownership interests in Borrower to any third
    ======================================================================
    parties or if either cease to be meaningfully involved in the day-to-day
    ========================================================================
    management and operations of Borrower.
    =====================================

   7.  FORM OF FACILITY NOTE/EXHIBIT K.  The Form of Facility Note shall be
       -------------------------------
deleted, and the Exhibit K to this Amendment shall be substituted in its stead.

   8.  FORM OF LOCKBOX COMPLIANCE CERTIFICATE/EXHIBIT O.  Exhibit O -- Form of
       ------------------------------------------------
Lockbox Compliance Certificate shall be amended to read as set forth in the form attached to this Amendment as Exhibit O.

   9.  FORM OF MONTHLY DELINQUENCY REPORT/EXHIBIT P.  Exhibit P -- Form of
       --------------------------------------------
Monthly Delinquency Report shall be added to the Loan Agreement in the form attached to this Amendment as Exhibit P.

   10. INCREASED ADDITIONAL LOANS.  Subject to the satisfaction of the terms and
       --------------------------
conditions of this Amendment, the available facility under the Loan Agreement shall be increased from $7,500,000.00 to $21,000,000.00 less any amounts outstanding under the Sale Agreement, and Lender shall make available the Increased Facility subject to the conditions set forth in the Loan Agreement as amended, including, but not limited to, Section 2.1 thereof.

   11. CONDITIONS OF INCREASED FACILITY.  The Increased Facility shall be
       --------------------------------
subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Lender:

       11.1  Representations and Warranties.  The representations and warranties
             ------------------------------
   set forth in this Amendment and the Loan Agreement, where applicable, shall be true and correct as of June 24, 1996 and as of the date this Amendment is executed by Borrower.

       11.2  Delivery of Documents.  The following shall have been delivered to
             ---------------------
   Lender, each duly authorized and executed:

             (a) a Promissory Note in the form of Exhibit K attached hereto (the "Revised Facility Note"), in substitution of the existing Facility Note;

             (b) a certificate of incumbency of Borrower in the form of Exhibit 1 attached hereto, and a Unanimous Consent in the form of Exhibit 2 attached hereto;

             (c) a current certificate of good standing in the states in which Borrower is qualified or authorized to do business;

             (d) certified copies of any amendments to the articles of incorporation and by-laws of Borrower since the date such materials were last furnished to Lender; and

             (e) such other documents, certificates, consents and waivers as Lender may request.

       Upon delivery of all of the foregoing (except for the certificates referenced in subsection (c), which may be delivered no later than July 31, 1996), and the satisfaction by Borrower of all conditions contained in this Amendment, the existing Facility Note shall be cancelled and delivered to Borrower, and thereafter all references in the Loan Agreement to the Note shall be deemed to refer to the Revised Facility Note.

       11.3  Closing Certificate.  Borrower shall deliver to Lender a closing
             -------------------
   certificate in the form of Exhibit 4 attached hereto, signed by the President, Vice President, Secretary or Treasurer of Borrower.

       11.4  Material Adverse Changes.  No event shall have occurred which has a
             ------------------------
   material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of Borrower or the ability of Borrower to perform its obligations hereunder or under the Loan Agreement or (ii) the projections for financial performance of Borrower as set forth in any document or paper furnished to Lender by Borrower or its representatives.

   12. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to
       ------------------------------
Lender that all representations and warranties set forth in the Loan Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

   13. SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Loan
       ------------------------------
Agreement shall remain in full force and effect, and Borrower shall continue to be subject to the security interests and liens granted thereunder.

   14. SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
       ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

   15. COUNTERPARTS. This Amendment shall not be effective unless and until it
       ------------
has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.

   IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

BANKVEST CAPITAL CORP.                    HELLER FINANCIAL, INC.


By: ________________________________      By: _______________________________
Title: _____________________________      Title: ____________________________

Attest:


_________________________________

                                   EXHIBIT O
                                   ---------

                     Form of Lockbox Compliance Certificate
                     --------------------------------------

      LOCKBOX COMPLIANCE CERTIFICATE FOR THE QUARTER ENDED _______________

(A): TOTAL DOLLAR AMOUNT OF ALL CHECKS RECEIVED IN OUR LOCKBOX ON LOANS/LEASES ASSIGNED TO LENDER ____________________./1/

B):  TOTAL DOLLAR AMOUNT OF ALL PAYMENTS RECEIVED ON LOANS/LEASES ASSIGNED TO
                      LENDER _________________________________.

C)   TOTAL DOLLAR AMOUNT DUE LENDER
===  ==============================

LOCKBOX COMPLIANCE RATIO (A DIVIDED BY B)  ____________________.

LOCKBOX COVERAGE (A DIVIDED BY C)  ________________________
=================================

________________
/1/ Note: This amount should only include checks forwarded directly by the End-user to the Lockbox. It should not include checks forwarded to the Borrower and subsequently forwarded to the Lockbox.

                                   EXHIBIT K
                                   ---------

                       Form of Facility Promissory Note
                       --------------------------------

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to $*7,500,000.00* 21,000,000
                      ==========
Chicago, Illinois                                       August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of *Seven Million Five Hundred Thousand Dollars ($7,500,000.00)* Twenty One Million Dollars ($21,000,000), or
                                  =======================================
so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith as amended from
                                                                ===============
time to time and executed by and between Borrower and Lender (the "Agreement").
============
All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM PRINCIPAL AMOUNT OF $7,500,000 BETWEEN BORROWER AND LENDER.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title  __________________________________

                                   EXHIBIT P
                                   ---------

                      Form of Monthly Delinquency Report
                      ----------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
END-USER     LEASE #    GROSS      END-USER         DAYS       LESS THAN      30-59     60-89       90-119      120+
 NAME                   REC.         GROSS        PAST DUE         30
                                     REC.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ABC Co.          111    100,000                       2        100,000
 Inc.
-----------------------------------------------------------------------------------------------------------------------------
                 112    200,000                      95                                             200,000
-----------------------------------------------------------------------------------------------------------------------------
                 113    350,000                      45                       350,000
-----------------------------------------------------------------------------------------------------------------------------
                                     650,000
-----------------------------------------------------------------------------------------------------------------------------
XYZ, Inc.        211    150,000                      65                                 150,000
-----------------------------------------------------------------------------------------------------------------------------
                 212    250,000                     125                                                         250,000
-----------------------------------------------------------------------------------------------------------------------------
                                     400,000
-----------------------------------------------------------------------------------------------------------------------------
                      1,050,000    1,050,000                100,000   350,000           150,000     200,000     250,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                   Total Delinquency equals the aggregate of all 30+ (i.e. 950,000)
--------------------------------
                                   90 day delinquency equals the aggregate of all 90+ (i.e. 450,000)
--------------------------------
                                   Aggregate Portfolio Outstandings equals the total of all Gross Receivables
                                   (i.e. 1,050,000)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 1
                                   ---------

                        FORM OF INCUMBENCY CERTIFICATE
                                      OF
                             BankVest Capital Corp.
                             ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


    Name                          Title                           Signature
    ----                          -----                           ---------
________________         ________________                __________________
________________         ________________                __________________
________________         ________________                __________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _____ day of June, 1996.


BANKVEST CAPITAL CORP.

By: _______________________

Title: ______________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.

   We, the undersigned, being the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Lender") entered into a Loan and Security Agreement dated as of August 7, 1995, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 12, 1996 (collectively, "Loan Agreement"), pursuant to which Lender agreed to make certain Advances to the Company;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Second Amendment to Loan and Security Agreement ("Amendment") to be executed by and between Lender and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Loan and Security Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Loan Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement;

   WHEREAS, pursuant to the terms of the Amendment, the Lender proposed to increase the amount of the available Facility Advances to $21,000,000 (the "Increased Facility"), less any amounts outstanding under that certain Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Lender requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Lender the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: __________________________

DIRECTORS:

_________________________________

_________________________________

_________________________________

                                   EXHIBIT 4
                                   ---------

                            BANKVEST CAPITAL CORP.

                          FORM OF CLOSING CERTIFICATE
                          ---------------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), as amended by the Amendment to Loan and Security Agreement ("Amendment") dated as of February 12, 1996 and the Second Amendment to Loan and Security Agreement dated as of June 24, 1996 (collectively, "Loan Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Loan Agreement), the undersigned hereby warrants and represents to you that:

   1. All representations and warranties made by the undersigned in the Loan Agreement and the related documents are true and correct in all material respects as of the date hereof.

   2.  No Event of Default exists (as such term is defined in the Loan
   Agreement).

DATED as of June ________________, 1996.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________             ______________________
Its: ______________________________

                      REVISED FULL RECOURSE FACILITY NOTE
                      -----------------------------------

Up to $21,000,000.00
Chicago, Illinois                                       August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of Twenty One Million Dollars ($21,000,000.00), or so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith as amended from time to time, and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Facility Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

Lender or the holder hereof shall not be required to look to any Collateral or Additional Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT

TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COM PLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER AP PROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

THIS NOTE REPLACES THAT CERTAIN FACILITY NOTE OF EVEN DATE IN THE MAXIMUM PRINCIPAL AMOUNT OF $7,500,000 BETWEEN BORROWER AND LENDER.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title  __________________________________

               INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
               ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:


       Name                          Title                         Signature
       ----                          -----                         ---------
   ________________             ________________             ________________
   ________________             ________________             ________________
   ________________             ________________             ________________


IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day of June, 1996.

BANKVEST CAPITAL CORP.

By: _______________________

Title: ______________________

                              CLOSING CERTIFICATE
                              -------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), as amended by the Amendment to Loan and Security Agreement ("Amendment") dated as of February 12, 1996 and the Second Amendment to Loan and Security Agreement dated as of June 24, 1996 (collectively, "Loan Agreement"), and as an inducement to and part of the consideration for the Increased Facility (as defined in the Loan Agreement), the undersigned hereby warrants and represents to you that:

   1. All representations and warranties made by the undersigned in the Loan Agreement and the related documents are true and correct in all material respects as of the date hereof.

   2.  No Event of Default exists (as such term is defined in the Loan
   Agreement).

DATED as of June__________, 1996.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________             ______________________
Its: ______________________________

                  UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.
  ___________________________________________________________________________

   We, the undersigned, being the members of the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

   WHEREAS, the Company and Heller Financial, Inc., a Delaware corporation ("Lender") entered into a Loan and Security Agreement dated as of August 7, 1995, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 12, 1996 (collectively, "Loan Agreement"), pursuant to which Lender agreed to make certain Advances to the Company;

   WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Second Amendment to Loan and Security Agreement ("Amendment") to be executed by and between Lender and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Loan and Security Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Loan Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement;

   WHEREAS, pursuant to the terms of the Amendment, the Lender proposed to increase the amount of the available Facility Advances to $21,000,000 (the "Increased Facility"), less any amounts outstanding under that certain Purchase and Sale Agreement dated as of August 7, 1995, as amended from time to time;

   WHEREAS, as a condition precedent to the Increased Facility, Lender requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

   WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increased Facility, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

   NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Lender the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

   FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

   FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

   FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: __________________________

DIRECTORS:

_________________________________

_________________________________

_________________________________

                                      ii